UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

Maxygen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28401	77-0449487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices)

(650) 298-5300

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

On February 8, 2005, Maxygen announced its financial results for the three months and year ended December 31, 2004. A copy of Maxygen’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this report.

The attached press release discloses certain financial measures, such as non-GAAP income (loss) applicable to common stockholders (income (loss) applicable to common stockholders calculated according to GAAP adjusted to exclude stock compensation expense, amortization of intangible assets and subsidiary preferred stock accretion), which may be considered a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

To supplement Maxygen’s consolidated financial statements presented in accordance with GAAP, Maxygen uses the non-GAAP financial measure of non-GAAP income (loss) applicable to common stockholders, which is adjusted from results based on GAAP. This non-GAAP financial measure is provided to enhance the user’s overall understanding of Maxygen’s current financial performance and Maxygen’s prospects for the future. Specifically, Maxygen believes this non-GAAP financial measure provides useful information to both management and investors by excluding certain measures that may not be indicative of Maxygen’s core operating results. Maxygen has historically reported certain non-GAAP financial measures to investors and believes the inclusion of this non-GAAP financial measure provides consistency in its financial reporting. This measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP financial measure included in the attached press release has been reconciled to the nearest GAAP measure.

The attached press release also contains forward-looking statements relating to Maxygen’s performance during 2005. A more thorough discussion of certain factors that may affect Maxygen’s operating results is included under the captions “Risk Factors That May Affect Results of Operations and Financial Condition” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Maxygen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and Maxygen’s Quarterly Reports on Form 10-Q. Additional information will be included under that caption in Maxygen’s Annual Report on Form 10-K for the year ended December 31, 2004, which will be filed with the SEC on or about March 16, 2005.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished with this report:

99.1	Press Release dated February 8, 2005 by Maxygen, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXYGEN, INC.

Date: February 8, 2005	By:	/s/ Michael Rabson
Michael Rabson
Senior Vice President